Fidelity®

Stock Selector

Annual Report

October 31, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	22	Notes to the financial statements.
Independent Auditors' Report	26	The auditors' opinion.
Distributions	27

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Stock Selector	11.54%	118.83%	552.27%
S&P 500 ®	6.09%	166.65%	491.03%
Growth Funds Average	15.32%	149.69%	469.58%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,351 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Stock Selector	11.54%	16.96%	20.63%
S&P 500	6.09%	21.67%	19.44%
Growth Funds Average	15.32%	19.59%	18.47%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Stock Selector on October 31, 1990. As the chart shows, by October 31, 2000, the value of the investment would have grown to $65,227 - a 552.27% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $59,103 - a 491.03% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of October 31, 2000, the one year, five year, and 10 year cumulative total returns for the multi-cap core funds average were 14.61%, 135.22%, and 441.13%, respectively; and the one year, five year, and 10 year average annual total returns were 14.61%, 18.38%, and 17.96%, respectively. The one year, five year, and 10 year cumulative total returns for the multi-cap supergroup average were 19.65%, 141.87%, and 463.06%, respectively; and the one year, five year, and 10 year average annual total returns were 19.65%, 18.73%, and 18.22%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The U.S. equity markets went from hot to cold during the 12-month period that ended October 31, 2000. At the period's onset, strong enthusiasm for technology and telecommunication stocks lifted the performance of those and other stocks related to the so-called "new economy." In March and April, a sharp correction in those sectors nudged investors toward more traditional industries, such as pharmaceuticals and financials. However, the broadening of the market was brief. In May, the Federal Reserve Board raised key interest rates to their highest levels in nine years in a move designed to prevent inflation. It was the Fed's fourth consecutive rate hike during the period. Higher rates, coupled with the highest oil prices in a decade and the declining value of the euro, collectively exacted a toll on corporate profits. This slowdown was particularly evident in the third quarter, as many companies revised earnings on the downside. The emergence of these factors during the past six months hampered the one-year returns of the major U.S. equity indices. The NASDAQ Composite Index ended the 12-month period with a 13.81% gain. Small-cap stocks, as represented by the Russell 2000® Index, returned 17.41%. The Standard & Poor's 500SM Index, an index of 500 larger companies, advanced 6.09%. Investors were less enamored with blue-chip industrial stocks, as the Dow Jones Industrial Average rose 3.82%.

(Portfolio Manager photograph)
An interview with Bob Kuo, Portfolio Manager of Fidelity Stock Selector Fund

Q. How did the fund perform, Bob?

A. For the 12 months ending October 31, 2000, the fund returned 11.54%. During the same period, the Standard & Poor's 500 Index returned 6.09% and the growth funds average tracked by Lipper Inc. returned 15.32%.

Q. Why did the fund outperform the S&P 500 but trail its peers?

A. The answer lies in the strong performance of the technology sector during the first half of the period. The fund overweighted technology compared to the index, which led to the fund's outperformance of the S&P 500. During the last six months of the period, when technology stocks were hit hard, the fund made up ground versus the peer group, which overweighted technology stocks relative to the fund. However, the fund was unable to overcome the strong results of its peers during the first six months.

Q. Were there any specific sectors that helped or hurt the fund?

A. Despite the technology sell-off, our strong stock selection in the sector helped performance during the past 12 months. Since the NASDAQ reached a high of over 5000 in March, it dropped more than 30% in about a 10-week period and hasn't really recovered since. In this kind of environment success lies in avoiding the big losers, as opposed to picking the winners. Fortunately, the fund was underweighted or completely out of many of the large technology companies that announced negative earnings surprises, so when the value of those stocks declined dramatically, the fund's downside was limited. In the utilities sector, I overweighted the traditional electric and gas companies, which performed well as demand for electricity skyrocketed during a hot summer and deregulation in some states caused some sources of supply to become disrupted. Within the finance sector, the fund's overweighted positions in brokerage firms added to performance due to a strong capital markets environment and increased trading volumes. In the energy sector, the big story was the increase in oil prices to nearly $40 a barrel by mid-September, which positively affected the sector overall and helped the fund's energy picks.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Which stocks added to the fund's performance?

A. We overweighted Merrill Lynch, which turned out to be one of the top performers for the fund. The company benefited from its brokerage and trading businesses as a result of heavy stock market activity, strong investment banking revenues and the implementation of a cost-cutting program to improve margins. Qualcomm, which in our report to shareholders six months ago was the fund's top contributor, dropped considerably since then because of concerns about whether its technology would be adopted overseas. I successfully reduced the holding from an overweighted position near the high, and got out of it entirely before the stock went bad. Similarly, Applied Materials, a semiconductor equipment manufacturer, also was a stellar performer for the first six months of the period, at which point I sold most of the stock. As a result, Qualcomm and Applied Materials added to the fund's relative performance over the course of the year.

Q. What stocks detracted from performance?

A. Oracle performed well for most of the year but got caught in the September/October market correction. The company reported good earnings numbers but fell short of growth estimates for licensing its new suite of Internet applications. Likewise, Intel lost about half its value in the same two-month period after being up for most of the year. Both Intel and Hewlett-Packard, another significant detractor from performance, were affected by concerns that demand was slowing for computers and the chips that go in them.

Q. What is your outlook, Bob?

A. I don't expect that the volatility in the stock market will end any time soon. At the end of the third quarter, we saw a large number of companies announce that they would not meet their earnings projections. These reports caused the stocks of those companies to drop, sparking more fear and uncertainty about other companies that will report their earnings later in the season. Adding to the mix is the uncertainty about the outcome of the presidential election and the impact of the next president's fiscal policies on the economy. In the stock market, uncertainty breeds volatility.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Talk: The Manager's Overview - continued

Fund Facts

Goal: to increase the value of the fund's shares by investing mainly in a diversified portfolio of common stocks that the manager determines, using quantitative and fundamental research, to be undervalued compared to others in their industries

Fund number: 320

Trading symbol: FDSSX

Start date: September 28, 1990

Size: as of October 31, 2000, more than $1.6 billion

Manager: Bob Kuo, since May 2000; subportfolio manager, U.S. equities, 1998-2000; quantitative analyst, 1994-1998; joined Fidelity in 1994

3

Bob Kuo on the bursting of the Internet bubble and its effect on the fund:

"During the past few years, we saw a once-in-a-generation phenomenon. Much like railroads, the telegraph and radio before it, the Internet promised to revolutionize all aspects of our lives. Many Internet companies that sprang up were able to attract millions of dollars worth of funding with nothing more than an idea. They were able to go public and become valued at billions of dollars despite having little revenue or profits. Traditional valuation measures flew out the window.

"Then in March, these high-flying companies fell back to earth. Investors began to wonder when, if ever, these companies would become profitable. Many of these companies quickly lost over 90% of their value, as investors realized that their business plans were fundamentally flawed and that traditional valuations did apply after all.

"This return to sanity in the market benefits the fund. Our computer models are based on hundreds of thousands of historical data observations. When the Internet mania hit, our models shunned those stocks because they didn't conform to the picture of a successful company. For a while, as our peers outperformed us by making big bets on the Internet, it seemed as though our models were outmoded. The passage of time has assured us that this is not the case, bringing to mind the old adage, ´The more things change, the more they stay the same.'"

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.7	4.4
Merrill Lynch & Co., Inc.	3.0	2.1
Cisco Systems, Inc.	3.0	2.5
Microsoft Corp.	2.9	2.9
Exxon Mobil Corp.	2.6	2.5
Citigroup, Inc.	2.5	2.0
Merck & Co., Inc.	2.4	0.0
Sun Microsystems, Inc.	2.3	1.4
Pfizer, Inc.	2.1	0.6
EMC Corp.	1.9	1.1
	27.4	19.5
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	27.7	37.8
Health	16.3	3.0
Finance	16.1	13.8
Utilities	8.8	2.7
Energy	8.6	13.1
Asset Allocation (% of fund's net assets)
As of October 31, 2000 *		As of April 30, 2000 **
	Stocks and Investment Companies 95.6%		Stocks and Investment Companies 93.7%
	Short-Term Investments and Net Other Assets 4.4%		Short-Term Investments and Net Other Assets 6.3%
* Foreign investments	2.5%	** Foreign investments	5.5%

Annual Report

Showing Percentage of Net Assets

Investments October 31, 2000

Common Stocks - 95.5%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 2.2%
Aerospace & Defense - 1.9%
Boeing Co.	160,000	$ 10,850
Lockheed Martin Corp.	210,000	7,529
Precision Castparts Corp.	54,500	2,057
United Technologies Corp.	145,000	10,123
		30,559
Defense Electronics - 0.3%
Anaren Microwave, Inc. (a)	50,000	5,200
TOTAL AEROSPACE & DEFENSE		35,759
CONSTRUCTION & REAL ESTATE - 0.6%
Construction - 0.6%
Centex Corp.	160,000	5,920
D.R. Horton, Inc.	100,000	1,850
Lennar Corp.	80,000	2,570
		10,340
DURABLES - 0.0%
Textiles & Apparel - 0.0%
Coach, Inc.	900	21
ENERGY - 8.6%
Energy Services - 1.1%
BJ Services Co. (a)	68,000	3,566
Noble Drilling Corp. (a)	136,000	5,653
Patterson Energy, Inc. (a)	55,000	1,547
Smith International, Inc. (a)	100,000	7,050
		17,816
Oil & Gas - 7.5%
Amerada Hess Corp.	149,970	9,298
Anadarko Petroleum Corp.	122,304	7,834
Apache Corp.	75,000	4,148
BP Amoco PLC sponsored ADR	77,060	3,925
Devon Energy Corp.	61,500	3,100
EOG Resources, Inc.	250,000	9,844
Exxon Mobil Corp.	465,000	41,472
Louis Dreyfus Natural Gas Corp. (a)	45,000	1,443
Noble Affiliates, Inc.	45,000	1,651
Ocean Energy, Inc. (a)	110,000	1,526
Phillips Petroleum Co.	135,000	8,336
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Royal Dutch Petroleum Co. (NY Shares)	225,000	$ 13,359
USX - Marathon Group	261,000	7,096
Valero Energy Corp.	140,000	4,629
Vintage Petroleum, Inc.	100,000	2,113
		119,774
TOTAL ENERGY		137,590
FINANCE - 16.1%
Banks - 0.0%
UnionBanCal Corp.	32	1
Credit & Other Finance - 3.3%
Citigroup, Inc.	779,666	41,030
Greenpoint Financial Corp.	100,000	2,975
MBNA Corp.	250,000	9,391
		53,396
Federal Sponsored Credit - 0.8%
Fannie Mae	90,000	6,930
USA Education, Inc.	90,000	5,029
		11,959
Insurance - 5.9%
AFLAC, Inc.	348,100	25,433
American International Group, Inc.	300,000	29,400
CIGNA Corp.	200,000	24,390
Hartford Financial Services Group, Inc.	140,000	10,421
MGIC Investment Corp.	80,000	5,450
		95,094
Securities Industry - 6.1%
Bear Stearns Companies, Inc.	200,000	12,125
Lehman Brothers Holdings, Inc.	260,000	16,770
Merrill Lynch & Co., Inc.	688,000	48,160
Morgan Stanley Dean Witter & Co.	255,000	20,480
		97,535
TOTAL FINANCE		257,985
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - 16.3%
Drugs & Pharmaceuticals - 9.8%
Allergan, Inc.	230,000	$ 19,334
Alpharma, Inc. Class A	130,000	5,046
Andrx Corp. - Andrx Group (a)	60,000	4,320
Bristol-Myers Squibb Co.	250,000	15,234
Cell Therapeutics, Inc. (a)	45,000	3,010
Eli Lilly & Co.	55,000	4,916
Forest Laboratories, Inc. (a)	95,000	12,588
IDEC Pharmaceuticals Corp. (a)	25,000	4,903
IVAX Corp. (a)	250,000	10,875
Merck & Co., Inc.	425,000	38,223
Mylan Laboratories, Inc.	159,400	4,463
Pfizer, Inc.	801,640	34,621
		157,533
Medical Equipment & Supplies - 1.9%
Biomet, Inc.	150,000	5,428
Johnson & Johnson	200,000	18,425
Varian Medical Systems, Inc. (a)	130,000	6,354
		30,207
Medical Facilities Management - 4.6%
HCA - The Healthcare Co.	300,000	11,981
Oxford Health Plans, Inc. (a)	210,000	7,088
Tenet Healthcare Corp.	245,000	9,632
Trigon Healthcare, Inc. (a)	60,000	4,301
UnitedHealth Group, Inc.	200,000	21,875
Universal Health Services, Inc. Class B (a)	140,000	11,743
Wellpoint Health Networks, Inc. (a)	55,000	6,432
		73,052
TOTAL HEALTH		260,792
INDUSTRIAL MACHINERY & EQUIPMENT - 6.3%
Electrical Equipment - 5.5%
C&D Technologies, Inc.	75,000	4,434
General Electric Co.	1,375,000	75,358
Scientific-Atlanta, Inc.	130,000	8,897
		88,689
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Industrial Machinery & Equipment - 0.8%
Tyco International Ltd.	209,600	$ 11,882
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		100,571
MEDIA & LEISURE - 1.1%
Entertainment - 0.3%
MGM Mirage, Inc.	150,000	5,184
Publishing - 0.3%
Reader's Digest Association, Inc. Class A (non-vtg.)	126,000	4,623
Restaurants - 0.5%
Darden Restaurants, Inc.	375,000	8,438
TOTAL MEDIA & LEISURE		18,245
NONDURABLES - 4.1%
Beverages - 2.0%
Adolph Coors Co. Class B	77,200	4,917
Anheuser-Busch Companies, Inc.	456,400	20,880
Pepsi Bottling Group, Inc.	200,000	6,925
		32,722
Foods - 2.1%
Keebler Foods Co.	100,000	4,050
PepsiCo, Inc.	200,000	9,688
Quaker Oats Co.	105,000	8,564
Sysco Corp.	200,000	10,438
		32,740
TOTAL NONDURABLES		65,462
RETAIL & WHOLESALE - 3.0%
Apparel Stores - 0.8%
Talbots, Inc.	48,000	3,795
The Limited, Inc.	200,000	5,050
The Men's Wearhouse, Inc. (a)	140,000	4,095
		12,940
Common Stocks - continued
	Shares	Value (Note 1) (000s)
RETAIL & WHOLESALE - continued
General Merchandise Stores - 2.2%
Kohls Corp. (a)	300,000	$ 16,256
Wal-Mart Stores, Inc.	415,000	18,831
		35,087
TOTAL RETAIL & WHOLESALE		48,027
SERVICES - 0.3%
Robert Half International, Inc. (a)	150,000	4,575
TECHNOLOGY - 27.7%
Communications Equipment - 7.1%
Cable Design Technologies Corp. (a)	75,000	1,730
Cisco Systems, Inc. (a)	875,000	47,141
Comverse Technology, Inc. (a)	50,000	5,588
Corning, Inc.	360,000	27,540
Jabil Circuit, Inc. (a)	95,000	5,421
Natural MicroSystems Corp. (a)	40,000	1,808
Nortel Networks Corp.	460,000	20,930
Tollgrade Communications, Inc. (a)	40,000	3,830
		113,988
Computer Services & Software - 7.7%
Actuate Software Corp. (a)	75,000	2,114
Adobe Systems, Inc.	290,000	22,058
America Online, Inc. (a)	94,900	4,786
Cerner Corp. (a)	30,000	1,858
Informax, Inc.	500	14
Microsoft Corp. (a)	670,000	46,146
Netegrity, Inc. (a)	500	39
NetIQ Corp. (a)	400	34
Oracle Corp. (a)	900,000	29,700
Rational Software Corp. (a)	60,000	3,581
Siebel Systems, Inc. (a)	65,000	6,821
Sybase, Inc. (a)	110,000	2,303
TIBCO Software, Inc. (a)	70,000	4,410
		123,864
Computers & Office Equipment - 7.0%
Advanced Switching Communication, Inc.	800	8
Brocade Communications Systems, Inc. (a)	42,000	9,550
EMC Corp. (a)	350,000	31,172
Hewlett-Packard Co.	310,000	14,396
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computers & Office Equipment - continued
International Business Machines Corp.	80,000	$ 7,880
Juniper Networks, Inc. (a)	40,000	7,800
Sun Microsystems, Inc. (a)	330,000	36,589
Tech Data Corp. (a)	100,000	4,163
		111,558
Electronic Instruments - 0.5%
Ixia	500	12
KLA-Tencor Corp. (a)	36,500	1,234
Newport Corp.	20,000	2,284
Tektronix, Inc.	70,000	4,988
		8,518
Electronics - 5.4%
Altera Corp. (a)	130,000	5,322
Arrow Electronics, Inc. (a)	55,000	1,760
Avnet, Inc.	60,000	1,613
AVX Corp.	175,000	5,009
Integrated Device Technology, Inc. (a)	155,000	8,728
Intel Corp.	510,000	22,950
International Rectifier Corp. (a)	150,000	6,694
KEMET Corp. (a)	150,000	4,181
Linear Technology Corp.	130,000	8,393
Oplink Communications, Inc.	1,500	37
PMC-Sierra, Inc. (a)	42,000	7,119
SDL, Inc. (a)	30,000	7,778
Silicon Storage Technology, Inc. (a)	80,000	1,820
Vishay Intertechnology, Inc. (a)	135,000	4,050
		85,454
TOTAL TECHNOLOGY		443,382
TRANSPORTATION - 0.4%
Trucking & Freight - 0.4%
Expeditors International of Washington, Inc.	120,000	6,225
UTILITIES - 8.8%
Electric Utility - 3.0%
Ameren Corp.	165,000	6,559
Calpine Corp. (a)	185,000	14,603
Entergy Corp.	300,000	11,494
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utility - continued
FPL Group, Inc.	140,000	$ 9,240
PPL Corp.	175,000	7,208
TNPC, Inc.	3,000	50
		49,154
Gas - 4.1%
Columbia Energy Group	75,000	5,395
Dynegy, Inc. Class A	366,000	16,950
El Paso Energy Corp.	100,000	6,269
Enron Corp.	215,000	17,643
KeySpan Corp.	250,000	8,797
Kinder Morgan, Inc.	45,900	1,770
Williams Companies, Inc.	200,000	8,363
		65,187
Telephone Services - 1.7%
BellSouth Corp.	115,000	5,556
SBC Communications, Inc.	200,000	11,538
Verizon Communications	170,000	9,828
		26,922
TOTAL UTILITIES		141,263
TOTAL COMMON STOCKS (Cost $1,294,956)		1,530,237
Investment Companies - 0.1%

Kemper International Research Fund Class A (Cost $854)	78,509	1,025
Cash Equivalents - 4.4%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 6.61% (b)	68,585,994	$ 68,586
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	1,656,900	1,657
TOTAL CASH EQUIVALENTS (Cost $70,243)		70,243
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,366,053)		1,601,505
NET OTHER ASSETS - 0.0%		376
NET ASSETS - 100%		$ 1,601,881
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At October 31, 2000, the aggregate cost of investment securities for income tax purposes was $1,366,614,000. Net unrealized appreciation aggregated $234,891,000, of which $276,832,000 related to appreciated investment securities and $41,941,000 related to depreciated investment securities.

The fund hereby designates approximately $125,196,000 as a capital gain dividend for the purpose of the dividend paid reduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (execpt per-share amount)	October 31, 2000
Assets
Investment in securities, at value (cost $1,366,053) - See accompanying schedule		$ 1,601,505
Receivable for investments sold		36,698
Receivable for fund shares sold		925
Dividends receivable		308
Interest receivable		536
Other receivables		233
Total assets		1,640,205
Liabilities
Payable for investments purchased	$ 34,788
Payable for fund shares redeemed	1,271
Accrued management fee	460
Other payables and accrued expenses	148
Collateral on securities loaned, at value	1,657
Total liabilities		38,324
Net Assets		$ 1,601,881
Net Assets consist of:
Paid in capital		$ 1,053,704
Undistributed net investment income		6,042
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		306,686
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		235,449
Net Assets, for 50,369 shares outstanding		$ 1,601,881
Net Asset Value, offering price and redemption price per share ($1,601,881 ÷ 50,369 shares)		$31.80

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2000
Investment Income Dividends		$ 13,392
Interest		4,709
Security lending		79
Total income		18,180
Expenses
Management fee Basic fee	$ 9,693
Performance adjustment	(3,249)
Transfer agent fees	3,083
Accounting and security lending fees	401
Non-interested trustees' compensation	6
Custodian fees and expenses	42
Registration fees	50
Audit	34
Legal	22
Reports to shareholders	128
Miscellaneous	2
Total expenses before reductions	10,212
Expense reductions	(716)	9,496
Net investment income		8,684
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	304,532
Foreign currency transactions	48	304,580
Change in net unrealized appreciation (depreciation) on:
Investment securities	(128,039)
Assets and liabilities in foreign currencies	(3)	(128,042)
Net gain (loss)		176,538
Net increase (decrease) in net assets resulting from operations		$ 185,222

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2000	Year ended October 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 8,684	$ 11,194
Net realized gain (loss)	304,580	239,295
Change in net unrealized appreciation (depreciation)	(128,042)	178,971
Net increase (decrease) in net assets resulting from operations	185,222	429,460
Distributions to shareholders From net investment income	(6,090)	(17,339)
From net realized gain	(194,930)	(111,551)
Total distributions	(201,020)	(128,890)
Share transactions Net proceeds from sales of shares	206,394	271,759
Reinvestment of distributions	190,868	122,322
Cost of shares redeemed	(433,698)	(650,854)
Net increase (decrease) in net assets resulting from share transactions	(36,436)	(256,773)
Total increase (decrease) in net assets	(52,234)	43,797
Net Assets
Beginning of period	1,654,115	1,610,318
End of period (including undistributed net investment income of $6,042 and $6,875, respectively)	$ 1,601,881	$ 1,654,115
Other Information Shares
Sold	6,436	8,955
Issued in reinvestment of distributions	6,392	4,580
Redeemed	(13,693)	(21,746)
Net increase (decrease)	(865)	(8,211)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 32.29	$ 27.09	$ 29.40	$ 24.99	$ 24.25
Income from Investment Operations
Net investment income	.16 B	.20 B	.32 B	.33 B	.24
Net realized and unrealized gain (loss)	3.31	7.23	1.02	6.23	2.78
Total from investment operations	3.47	7.43	1.34	6.56	3.02

Less Distributions
From net investment income	(.12)	(.30)	(.33)	(.23)	(.20)
From net realized gain	(3.84)	(1.93)	(3.32)	(1.92)	(2.08)
Total distributions	(3.96)	(2.23)	(3.65)	(2.15)	(2.28)
Net asset value, end of period	$ 31.80	$ 32.29	$ 27.09	$ 29.40	$ 24.99
Total Return A	11.54%	29.15%	4.40%	28.20%	13.51%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,602	$ 1,654	$ 1,610	$ 1,827	$ 1,586
Ratio of expenses to average net assets	.61%	.62%	.68%	.74%	.89%
Ratio of expenses to average net assets after expense reductions	.56% C	.59% C	.64% C	.69% C	.84% C
Ratio of net investment income to average net assets	.52%	.67%	1.10%	1.24%	1.07%
Portfolio turnover rate	164%	106%	122%	117%	247%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Stock Selector (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,649,273,000 and $2,935,724,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .38% of average net assets after the performance adjustment.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the funds assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $97,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $1,795,000 . The fund received cash collateral of $1,657,000 which was invested in cash equivalents.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $684,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $31,000, and $1,000, respectively, under these arrangements.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity Stock Selector:

We have audited the accompanying statement of assets and liabilities of Fidelity Stock Selector, (the Fund), a fund of Fidelity Capital Trust (the Trust), including the portfolio of investments, as of October 31, 2000, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated December 7, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Stock Selector as of October 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

The Board of Trustees of Fidelity Stock Selector voted to pay on December 11, 2000, to shareholders of record at the opening of business on December 8, 2000, a distribution of $4.94 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.13 per share from net investment income.

A total of 13% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)
Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Thomas J. Simpson

Advisory Board

J. Michael Cook

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund ®

Contrafund ® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Growth Company Fund

Large Cap Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Retirement Growth Fund

Small Cap Selector

Small Cap Stock Fund

Stock Selector

Tax Managed Stock Fund

TechnoQuant® Growth Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

Fidelity®

Small Cap Selector

Annual Report

October 31, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	21	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	25	Notes to the financial statements.
Independent Auditors' Report	30	The auditors' opinion.
Distributions	31

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Small Cap Selector	18.62%	57.48%	113.41%
Russell 2000 ®	17.41%	79.30%	137.98%
Small Cap Funds Average	28.93%	117.10%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on June 28, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 821 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Small Cap Selector	18.62%	9.51%	10.87%
Russell 2000	17.41%	12.39%	12.52%
Small Cap Funds Average	28.93%	16.14%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Small Cap Selector on June 28, 1993 when the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $21,341 - a 113.41% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown $23,798 - a 137.98% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* The Lipper small-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper small-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of October 31, 2000, the one year and five year cumulative total returns for the small-cap core funds average were 26.64%, and 97.89%, respectively. The one year and five year average annual total returns were 26.64% and 14.02%, respectively. The one year and five year cumulative total returns for the small-cap supergroup average were 28.35%, and 106.04%, respectively. The one year and five year average annual total returns were 28.35% and 14.88%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The U.S. equity markets went from hot to cold during the 12-month period that ended October 31, 2000. At the period's onset, strong enthusiasm for technology and telecommunication stocks lifted the performance of those and other stocks related to the so-called "new economy." In March and April, a sharp correction in those sectors nudged investors toward more traditional industries, such as pharmaceuticals and financials. However, the broadening of the market was brief. In May, the Federal Reserve Board raised key interest rates to their highest levels in nine years in a move designed to prevent inflation. It was the Fed's fourth consecutive rate hike during the period. Higher rates, coupled with the highest oil prices in a decade and the declining value of the euro, collectively exacted a toll on corporate profits. This slowdown was particularly evident in the third quarter, as many companies revised earnings on the downside. The emergence of these factors during the past six months hampered the one-year returns of the major U.S. equity indices. The NASDAQ Composite Index ended the 12-month period with a 13.81% gain. Small-cap stocks, as represented by the Russell 2000® Index, returned 17.41%. The Standard & Poor's 500SM Index, an index of 500 larger companies, advanced 6.09%. Investors were less enamored with blue-chip industrial stocks, as the Dow Jones Industrial Average rose 3.82%.

(Portfolio Manager photograph)
An interview with Tim Krochuk, Portfolio Manager of Fidelity Small Cap Selector

Q. How did the fund perform, Tim?

A. For the 12 months that ended October 31, 2000, the fund returned 18.62%, while the Russell 2000 Index returned 17.41%. The small cap funds average tracked by Lipper Inc. returned 28.93% for the same time period.

Q. Why did the fund outperform the Russell 2000 while underperforming its Lipper peer group during the period?

A. The portfolio outperformed the Russell 2000 by virtue of a relatively larger exposure early in the period to market sectors such as technology and energy, that experienced strong market momentum. Conversely, the fund lagged its peer group by being less concentrated than some of its competitors that owned larger proportions of the same market leaders. In other words, the fund was more concentrated than the broad market, while at the same time it was more diversified - with a lower risk profile - than its peer group.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What factors did your investment strategy incorporate during the past year?

A. Market volatility was above average, particularly for the smaller-cap stocks that make up the portfolio. Because sectors rotated in and out of favor as often as monthly, it implied that investors were not relying on quarterly fundamental data, such as earnings, but rather were focused on technical data such as money flows and trading volume that were available daily. My models used this data to suggest emphasizing momentum factors that reflected actual market trends. In response, I incorporated several technical models into my stock selection process, which highlighted and acted on short-term shifts in momentum. As a result, I made some well-timed moves in and out and back into some very volatile sectors, particularly technology, which locked in gains during favorable cycles and avoided large losses during weaker cycles.

Q. Which holdings helped the fund's total return?

A. Integrated Device Technology and Cypress Semiconductor, manufacturers of high-performance semiconductors and circuits, benefited from strong demand for semiconductors, particularly early in the period when chip manufacturers were pursuing inventory buildups. I have since reduced these positions. Financial services stocks, which I underweighted during the first half of the year when interest rates were rising, generated some good gains during the second half. In particular, Silicon Valley Bancshares performed well - as a niche lender to technology and biotechnology companies, it represented a diversification play while still maintaining exposure to the outperforming tech sector. In the energy sector, offshore drilling companies such as ENSCO International performed well when high oil prices supported increased rig utilization.

Q. What investments were disappointing?

A. Collectively, specialty retailers generated the weakest performance. Investments in Ross Stores, Ann Taylor Stores, Pacific Sunwear and American Eagle Outfitters all detracted from performance when they disappointed investors looking for stronger comparable sales and higher margins. Bucking that trend was Talbots, which posted strong results and offset some of the losses within this sector. Two small Internet positions, BroadVision and Go2Net, were hit by the sector's fall from favor during the second half of the period. Human Genome Sciences, a biotechnology company, declined dramatically in response to a miswritten patent related to AIDS gene research. Other small-cap biotech stocks soon followed suit. I have since sold many of these stocks.

Q. What's your outlook for the coming months?

A. I expect volatility to continue, which should benefit active stock pickers, particularly as investors seem to be learning that not all stocks in a hot sector are created equal. However, much of the market seems to have been oversold recently, with investors basing sell decisions on factors unrelated to the economic or investment environment. As we move into the final calendar quarter, some of my technical analysis suggests a stronger market tone, particularly for smaller companies experiencing positive fund flows and strong fundamentals. Of course, the outcome of the presidential election may alter the investment landscape ahead, so I will be watching that data closely.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: capital appreciation by investing mainly in equity securities of companies with small market capitalizations, chosen in part by using computer-aided quantitative analysis

Fund number: 336

Trading symbol: FDSCX

Start date: June 28, 1993

Size: as of October 31, 2000, more than $680 million

Manager: Tim Krochuk, since April 2000; manager, Fidelity TechnoQuant Growth Fund, since 1996; quantitative analyst, 1994-1996; equity research associate, 1992-1994; joined Fidelity in 1992

3

Tim Krochuk on the computer's role in quantitative investing:

"When I'm asked to explain what quantitative investing is all about, I like to point out that almost every modern industry today uses computers to work better and smarter. So, it stands to reason that financial managers could use computers to try to maximize goal-appropriate, risk-adjusted returns. This is the cornerstone of quantitative investing. As quantitative managers, or ´quants,' we look at the same fundamental and technical data investors have been using for decades - we simply add the computer to the process in order to identify patterns and interrelationships that are invisible to the naked eye. Quite simply, we are using the computer to try to do things better and faster than we could before.

"However, it is important to note that the results of the computer models do not get sent directly to the trading floor. The models' results are reviewed for suitability and consistency by the portfolio manager, and are always double-checked for accuracy. Also, while the computer is great with quantitative data, qualitative data can pose problems. In such instances, it's nice to have Fidelity's vast network of fundamental analysts to provide additional input."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Suiza Foods Corp.	1.5	1.3
Silicon Valley Bancshares	1.5	0.6
Talbots, Inc.	1.3	0.8
ENSCO International, Inc.	1.2	1.5
Radian Group, Inc.	1.1	0.1
Downey Financial Corp.	1.1	0.6
Metris Companies, Inc.	1.1	1.4
Applied Micro Circuits Corp.	1.1	0.5
RehabCare Group, Inc.	1.1	0.1
Newport News Shipbuilding, Inc.	1.1	0.0
	12.1	6.9
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	18.7	37.3
Health	14.6	4.4
Finance	12.8	6.9
Construction & Real Estate	8.4	4.0
Energy	7.3	6.7
Asset Allocation (% of fund's net assets)
As of October 31, 2000 *		As of April 30, 2000 * *
	Stocks and Investment Companies 89.5%		Stocks and Investment Companies 92.2%
	Short-Term Investments and Net Other Assets 10.5%		Short-Term Investments and Net Other Assets 7.8%
* Foreign investments	0.6%	** Foreign investments	1.4%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 88.9%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.1%
Ship Building & Repair - 1.1%
Newport News Shipbuilding, Inc.	148,700	$ 7,314,181
BASIC INDUSTRIES - 1.9%
Chemicals & Plastics - 0.5%
Cytec Industries, Inc. (a)	100,300	3,472,888
H.B. Fuller Co.	83	2,806
		3,475,694
Metals & Mining - 0.9%
Belden, Inc.	155,000	4,020,313
CommScope, Inc. (a)	93,900	2,376,844
		6,397,157
Paper & Forest Products - 0.5%
Buckeye Technologies, Inc. (a)	55,000	941,875
Pactiv Corp. (a)	196,800	2,066,400
		3,008,275
TOTAL BASIC INDUSTRIES		12,881,126
CONSTRUCTION & REAL ESTATE - 8.4%
Building Materials - 0.2%
Shaw Group (a)	12,600	1,026,900
Construction - 1.4%
Kaufman & Broad Home Corp.	113,900	3,388,525
M. D. C. Holdings, Inc.	89,000	2,436,375
M/I Schottenstein Homes, Inc.	35,000	719,688
NVR, Inc. (a)	28,400	2,936,560
		9,481,148
Engineering - 0.6%
MasTec, Inc. (a)	46,700	1,351,381
Quanta Services, Inc. (a)	92,800	2,882,600
		4,233,981
Real Estate - 0.3%
Fairfield Communities, Inc. (a)	42,400	537,950
LNR Property Corp.	40,000	865,000
Trendwest Resorts, Inc. (a)	36,000	681,750
		2,084,700
Real Estate Investment Trusts - 5.9%
Apartment Investment & Management Co. Class A	46,300	2,115,331
Arden Realty Group, Inc.	91,800	2,203,200
Common Stocks - continued
	Shares	Value (Note 1)
CONSTRUCTION & REAL ESTATE - continued
Real Estate Investment Trusts - continued
Brandywine Realty Trust	194,600	$ 3,721,725
BRE Properties, Inc. Class A	70,300	2,223,238
Capital Automotive	40,000	515,625
Essex Property Trust, Inc.	78,700	4,092,400
Glenborough Realty Trust, Inc.	126,100	2,025,481
Great Lakes REIT, Inc.	47,800	809,613
Health Care Property Investors, Inc.	76,800	2,256,000
Healthcare Realty Trust, Inc.	125,200	2,496,175
Home Properties of New York, Inc.	76,779	2,087,429
IRT Property Co.	93,900	768,806
Mid-Atlantic Realty Trust	152,200	1,712,250
Nationwide Health Properties, Inc.	155,000	2,315,313
Pacific Gulf Properties, Inc.	105,900	2,812,969
Parkway Properties, Inc.	29,000	830,125
Prentiss Properties Trust (SBI)	70,800	1,796,550
Reckson Associates Realty Corp.	93,700	2,119,963
RFS Hotel Investors, Inc.	72,000	927,000
Summit Properties, Inc.	103,500	2,484,000
		40,313,193
TOTAL CONSTRUCTION & REAL ESTATE		57,139,922
DURABLES - 0.4%
Consumer Durables - 0.2%
Simpson Manufacturing Co. Ltd. (a)	30,000	1,278,750
Consumer Electronics - 0.2%
Universal Electronics, Inc. (a)	58,800	1,080,450
TOTAL DURABLES		2,359,200
ENERGY - 7.3%
Energy Services - 3.3%
ENSCO International, Inc.	251,600	8,365,700
Global Marine, Inc. (a)	87,500	2,318,750
Helmerich & Payne, Inc.	76,500	2,404,969
Maverick Tube Corp. (a)	60,500	941,531
Patterson Energy, Inc. (a)	99,000	2,784,375
Pride International, Inc. (a)	68,900	1,744,031
UTI Energy Corp. (a)	188,000	3,771,750
		22,331,106
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - 4.0%
Chesapeake Energy Corp. (a)	956,300	$ 5,379,188
EOG Resources, Inc.	93,900	3,697,313
Howell Corp.	158,600	1,853,638
Noble Affiliates, Inc.	98,300	3,606,381
Prima Energy Corp. (a)	56,800	2,524,050
Pure Resources, Inc. (a)	23,232	383,328
Swift Energy Co. (a)	76,600	2,489,500
Tom Brown, Inc. (a)	88,600	2,026,725
Valero Energy Corp.	38,100	1,259,681
Western Gas Resources, Inc.	104,100	2,283,694
Williams Clayton Energy, Inc. (a)	55,000	1,529,688
		27,033,186
TOTAL ENERGY		49,364,292
FINANCE - 12.8%
Banks - 2.8%
Area Bankshares Corp.	17,400	363,225
BancFirst Corp.	6,000	217,500
Cullen Frost Bankers, Inc.	44,100	1,469,081
First State Bancorp.	12,900	148,350
GBC Bancorp	67,700	2,157,938
Greater Bay Bancorp	60,800	1,979,800
Hamilton Bancorp, Inc. (a)	12,300	184,500
Midwest Banc Holdings, Inc.	12,100	178,475
Riggs National Corp.	28,000	315,000
Silicon Valley Bancshares (a)	211,000	9,758,750
Whitney Holding Corp.	58,100	2,146,069
		18,918,688
Credit & Other Finance - 1.1%
Metris Companies, Inc.	235,950	7,638,881
NextCard, Inc. (a)	7,900	60,238
		7,699,119
Insurance - 4.0%
Alfa Corp.	97,600	1,878,800
Amerus Group Co.	43,000	1,134,125
Arthur J. Gallagher & Co.	86,500	5,460,313
INSpire Insurance Solutions, Inc. (a)	17,300	10,813
LandAmerica Financial Group, Inc.	55,800	1,646,100
Liberty Corp. (The)	48,500	1,679,313
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Insurance - continued
MONY Group, Inc.	170,700	$ 7,020,038
Penn Treaty American Corp. (a)	8,600	164,475
Presidential Life Corp.	50,000	728,125
Radian Group, Inc.	109,600	7,767,900
		27,490,002
Savings & Loans - 1.9%
Bank United Corp. Class A	47,600	2,698,325
BankUnited Financial Corp. Class A (a)	10,800	83,700
Downey Financial Corp.	161,300	7,702,075
First Indiana Corp.	13,700	315,100
FirstFed Financial Corp. (a)	18,300	466,650
Richmond County Financial Corp.	55,000	1,292,500
		12,558,350
Securities Industry - 3.0%
A.G. Edwards, Inc.	34,900	1,771,175
Alliance Capital Management Holding LP	36,400	1,747,200
BlackRock, Inc. Class A	42,000	1,790,250
Dain Rauscher Corp.	54,300	5,094,019
DLJdirect, Inc. (a)	339,100	1,716,694
Eaton Vance Corp. (non-vtg.)	44,100	2,196,731
Phoenix Investment Partners Ltd.	64,900	1,014,063
Raymond James Financial, Inc.	50,100	1,694,006
Security Capital Group, Inc. Class B (a)	53,800	1,025,563
Tucker Anthony Sutro Corp.	104,400	2,414,250
		20,463,951
TOTAL FINANCE		87,130,110
HEALTH - 14.6%
Drugs & Pharmaceuticals - 7.7%
Accredo Health, Inc. (a)	48,000	2,076,000
Albany Molecular Research, Inc. (a)	41,600	2,418,000
Aviron (a)	48,200	3,151,075
Barr Laboratories, Inc. (a)	23,500	1,483,438
Carter-Wallace, Inc.	94,600	2,595,588
Cell Therapeutics, Inc. (a)	54,500	3,645,539
CIMA Labs, Inc. (a)	11,600	638,000
COR Therapeutics, Inc. (a)	24,300	1,372,950
CuraGen Corp. (a)	46,700	3,017,988
CV Therapeutics, Inc. (a)	33,700	2,653,875
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Cytyc Corp. (a)	72,000	$ 4,273,875
Enzon, Inc. (a)	23,900	1,702,875
GelTex Pharmaceuticals, Inc. (a)	64,200	3,185,925
Genzyme Transgenics Corp. (a)	72,700	1,558,506
Gilead Sciences, Inc. (a)	13,700	1,178,200
ImmunoGen, Inc. (a)	34,400	1,182,500
Intermune Pharmaceuticals, Inc.	40,500	2,025,000
Miravant Medical Technologies (a)	190,600	2,882,825
Neurogen Corp. (a)	37,600	1,182,050
Noven Pharmaceuticals, Inc. (a)	84,000	3,743,250
Ribozyme Pharmaceuticals, Inc. (a)	72,900	1,544,569
Tanox, Inc.	1,200	44,700
Trimeris, Inc. (a)	52,300	3,700,225
VaxGen, Inc. (a)	56,200	1,541,988
		52,798,941
Medical Equipment & Supplies - 1.3%
Biomet, Inc.	65,700	2,377,519
Datascope Corp.	74,000	2,562,250
I-Stat Corp. (a)	70,700	1,387,488
Intermagnetics General Corp.	91,400	2,342,125
		8,669,382
Medical Facilities Management - 5.6%
IMPATH, Inc. (a)	51,200	3,872,000
Lifepoint Hospitals, Inc. (a)	109,800	4,254,750
Manor Care, Inc. (a)	172,700	2,881,931
Mid-Atlantic Medical Services, Inc. (a)	226,500	3,850,500
Quest Diagnostics, Inc. (a)	40,100	3,859,625
RehabCare Group, Inc. (a)	174,700	7,544,856
Syncor International Corp. (a)	162,200	4,166,513
Triad Hospitals, Inc. (a)	155,700	4,320,675
Universal Health Services, Inc. Class B (a)	39,400	3,304,675
		38,055,525
TOTAL HEALTH		99,523,848
INDUSTRIAL MACHINERY & EQUIPMENT - 1.1%
Electrical Equipment - 1.1%
Airnet Communications Corp.	12,700	193,278
Anixter International, Inc. (a)	68,500	1,661,125
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Electrical Equipment - continued
Littelfuse, Inc. (a)	14,000	$ 406,000
Powerwave Technologies, Inc. (a)	114,000	5,486,250
		7,746,653
MEDIA & LEISURE - 3.1%
Entertainment - 0.2%
MGM Mirage, Inc.	40,000	1,382,500
Leisure Durables & Toys - 0.0%
Arctic Cat, Inc.	28,000	358,750
Lodging & Gaming - 0.8%
Argosy Gaming Co. (a)	74,000	1,202,500
Aztar Corp. (a)	194,300	2,938,788
WMS Industries, Inc. (a)	64,100	1,426,225
		5,567,513
Publishing - 0.7%
Harcourt General, Inc.	36,000	2,017,800
Reader's Digest Association, Inc. Class A (non-vtg.)	70,000	2,568,125
		4,585,925
Restaurants - 1.4%
Bob Evans Farms, Inc.	108,200	2,035,513
CEC Entertainment, Inc. (a)	147,900	4,714,313
P.F. Chang's China Bistro, Inc. (a)	60,900	2,496,900
		9,246,726
TOTAL MEDIA & LEISURE		21,141,414
NONDURABLES - 2.2%
Foods - 1.8%
Suiza Foods Corp. (a)	224,000	10,373,978
Tootsie Roll Industries, Inc.	44,800	1,719,200
		12,093,178
Household Products - 0.4%
Church & Dwight Co., Inc.	137,000	2,705,750
TOTAL NONDURABLES		14,798,928
RETAIL & WHOLESALE - 6.1%
Apparel Stores - 2.6%
Christopher & Banks Corp. (a)	128,500	4,256,563
Common Stocks - continued
	Shares	Value (Note 1)
RETAIL & WHOLESALE - continued
Apparel Stores - continued
Factory 2-U Stores, Inc. (a)	118,900	$ 3,797,369
Genesco, Inc. (a)	45,000	798,750
Talbots, Inc.	110,000	8,696,875
		17,549,557
General Merchandise Stores - 1.1%
Consolidated Stores Corp. (a)	127,100	1,509,313
Cost Plus, Inc. (a)	74,150	2,076,200
Hot Topic, Inc. (a)	60,000	2,055,000
Michaels Stores, Inc. (a)	92,300	2,244,044
		7,884,557
Grocery Stores - 0.6%
Krispy Kreme Doughnuts, Inc.	40,200	3,962,213
Retail & Wholesale, Miscellaneous - 1.8%
Handleman Co. (a)	134,700	1,330,163
Pier 1 Imports, Inc.	381,500	5,054,875
SCP Pool Corp. (a)	126,800	3,280,950
Zale Corp. (a)	77,800	2,635,475
		12,301,463
TOTAL RETAIL & WHOLESALE		41,697,790
SERVICES - 3.4%
Educational Services - 1.3%
Career Education Corp. (a)	132,600	5,129,963
Corinthian Colleges, Inc. (a)	29,400	2,032,275
University of Phoenix Online Class A (a)	41,400	1,619,775
		8,782,013
Leasing & Rental - 0.6%
Rent-A-Center, Inc. (a)	80,000	2,335,000
Ryder System, Inc.	99,100	1,957,225
		4,292,225
Services - 1.5%
Braun Consulting, Inc. (a)	62,500	470,703
Chemed Corp.	45,900	1,508,963
Forrester Research, Inc. (a)	61,200	2,513,025
Korn/Ferry International (a)	61,500	2,152,500
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - continued
Services - continued
Learning Tree International, Inc. (a)	44,700	$ 2,022,675
Robert Half International, Inc. (a)	49,300	1,503,650
		10,171,516
TOTAL SERVICES		23,245,754
TECHNOLOGY - 18.7%
Communications Equipment - 1.1%
Advanced Fibre Communications, Inc. (a)	108,700	3,539,544
Cable Design Technologies Corp. (a)	10,500	242,156
Tollgrade Communications, Inc. (a)	41,400	3,964,050
		7,745,750
Computer Services & Software - 9.8%
Actuate Software Corp. (a)	87,600	2,469,225
Affiliated Computer Services, Inc. Class A (a)	36,700	2,043,731
Black Box Corp. (a)	78,800	5,190,950
Carreker Corp. (a)	74,900	1,385,650
Cerner Corp. (a)	6,500	402,594
Cobalt Networks, Inc.	45,900	2,530,238
Commerce One, Inc. (a)	48,000	3,081,000
Documentum, Inc. (a)	29,600	2,516,000
InfoSpace.com, Inc. (a)	39,312	791,154
IntraNet Solutions, Inc. (a)	58,300	2,710,950
Manhattan Associates, Inc. (a)	42,200	2,701,459
Manugistics Group, Inc. (a)	19,900	2,267,356
MapInfo Corp. (a)	105,000	3,432,187
Nuance Communications, Inc.	30,300	2,613,375
OTG Software, Inc.	62,700	1,975,050
Packeteer, Inc. (a)	71,800	1,786,025
Pegasus Solutions, Inc. (a)	102,600	1,750,613
Proxicom, Inc. (a)	20,000	270,000
PurchasePro.com, Inc.	98,200	2,651,400
Saba Software, Inc.	154,600	3,623,438
SEI Investments Co.	41,700	3,784,275
SERENA Software, Inc. (a)	102,100	5,194,338
Software.com, Inc. (a)	33,500	4,991,500
SPSS, Inc. (a)	44,400	999,000
VelocityHSI, Inc. (a)	14,060	14,939
WatchGuard Technologies, Inc. (a)	34,600	1,730,000
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computer Services & Software - continued
WebEx Communications, Inc.	41,900	$ 1,888,119
WebTrends Corp. (a)	53,000	1,703,453
		66,498,019
Computers & Office Equipment - 2.2%
Avocent Corp. (a)	100,000	7,093,750
Digital Lightwave, Inc. (a)	35,700	1,809,544
Oak Technology, Inc. (a)	130,300	3,656,544
SanDisk Corp. (a)	43,900	2,358,939
		14,918,777
Electronic Instruments - 0.9%
Cognex Corp. (a)	33,000	1,105,500
Keithley Instruments, Inc.	25,200	1,348,200
Luminex Corp.	36,000	976,500
Meade Instruments Corp. (a)	30,000	549,375
Nanometrics, Inc. (a)	25,000	575,000
Thermo Electron Corp. (a)	23,468	680,572
Varian, Inc. (a)	28,600	881,238
		6,116,385
Electronics - 4.0%
Altera Corp. (a)	37,800	1,547,438
Applied Micro Circuits Corp. (a)	98,824	7,553,860
Cypress Semiconductor Corp. (a)	79,300	2,968,794
Dallas Semiconductor Corp.	44,000	1,743,500
Integrated Device Technology, Inc. (a)	70,600	3,975,663
Microtune, Inc.	35,500	998,438
Sanmina Corp. (a)	32,000	3,658,000
Texas Instruments, Inc.	103,350	5,070,609
		27,516,302
Photographic Equipment - 0.7%
Concord Camera Corp. (a)	148,300	4,588,031
TOTAL TECHNOLOGY		127,383,264
TRANSPORTATION - 1.9%
Trucking & Freight - 1.9%
Airborne Freight Corp.	139,500	1,412,438
Arkansas Best Corp. (a)	154,100	2,465,600
Expeditors International of Washington, Inc.	56,500	2,930,938
Forward Air Corp. (a)	76,100	3,129,613
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - continued
Trucking & Freight - continued
Roadway Express, Inc.	15,000	$ 308,438
USFreightways Corp.	69,100	1,779,325
Yellow Corp. (a)	54,800	986,400
		13,012,752
UTILITIES - 5.9%
Cellular - 0.3%
Leap Wireless International, Inc. (a)	38,000	1,890,500
Electric Utility - 2.6%
Cleco Corp.	52,300	2,487,519
IDACORP, Inc.	35,300	1,740,731
Public Service Co. of New Mexico	100,000	2,756,250
UIL Holdings Corp.	41,600	1,947,400
Unisource Energy Corp.	422,600	6,312,588
WPS Resources Corp.	78,700	2,533,156
		17,777,644
Gas - 2.7%
AGL Resources, Inc.	131,200	2,673,200
Energen Corp.	78,300	2,241,338
Equitable Resources, Inc.	108,600	6,298,800
Northwest Natural Gas Co.	96,100	2,252,344
Southwestern Energy Co.	283,000	2,264,000
Western Resources, Inc.	131,200	2,804,400
		18,534,082
Water - 0.3%
Philadelphia Suburban Corp.	91,900	2,153,906
TOTAL UTILITIES		40,356,132
TOTAL COMMON STOCKS (Cost $496,430,430)		605,095,366
Investment Companies - 0.6%

Asia Tigers Fund, Inc.	100,000	706,250
Emerging Markets Infrastructure Fund, Inc.	90,806	811,579
Emerging Markets Telecommunication Fund, Inc.	140,000	1,242,500
Investment Companies - continued
	Shares	Value (Note 1)
Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.	65,000	$ 576,875
Singapore Fund, Inc.	83,000	529,125
TOTAL INVESTMENT COMPANIES (Cost $5,173,377)		3,866,329
Cash Equivalents - 12.3%

Fidelity Cash Central Fund, 6.61% (b)	63,943,255	63,943,255
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	20,096,732	20,096,732
TOTAL CASH EQUIVALENTS (Cost $84,039,987)		84,039,987
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $585,643,794)		693,001,682
NET OTHER ASSETS - (1.8)%		(12,290,715)
NET ASSETS - 100%		$ 680,710,967
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At October 31, 2000, the aggregate
cost of investment securities for income
tax purposes was $587,070,920. Net unrealized appreciation aggregated $105,930,762, of which $130,192,184 related to appreciated investment securities and $24,261,422 related to depreciated investment securities.

The fund hereby designates approximately $10,046,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $585,643,794) - See accompanying schedule		$ 693,001,682
Cash		121,926
Receivable for investments sold		14,067,443
Receivable for fund shares sold		1,173,496
Dividends receivable		137,706
Interest receivable		484,484
Redemption fees receivable		1,613
Other receivables		421,016
Total assets		709,409,366
Liabilities
Payable for investments purchased	$ 7,489,113
Payable for fund shares redeemed	670,254
Accrued management fee	282,193
Other payables and accrued expenses	160,107
Collateral on securities loaned, at value	20,096,732
Total liabilities		28,698,399
Net Assets		$ 680,710,967
Net Assets consist of:
Paid in capital		$ 534,019,752
Undistributed net investment income		74,461
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		39,258,866
Net unrealized appreciation (depreciation) on investments		107,357,888
Net Assets, for 40,346,328 shares outstanding		$ 680,710,967
Net Asset Value, offering price and redemption price per share ($680,710,967 ÷ 40,346,328 shares)		$16.87

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 3,290,586
Interest		3,305,212
Security lending		242,986
Total income		6,838,784
Expenses
Management fee Basic fee	$ 4,088,819
Performance adjustment	(698,000)
Transfer agent fees	1,889,936
Accounting and security lending fees	217,546
Non-interested trustees' compensation	2,332
Custodian fees and expenses	30,165
Registration fees	54,138
Audit	29,589
Legal	14,610
Reports to shareholders	121,689
Miscellaneous	956
Total expenses before reductions	5,751,780
Expense reductions	(250,356)	5,501,424
Net investment income		1,337,360
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	79,776,102
Foreign currency transactions	(1,787)
Futures contracts	(1,471,847)	78,302,468
Change in net unrealized appreciation (depreciation) on investment securities		18,430,748
Net gain (loss)		96,733,216
Net increase (decrease) in net assets resulting from operations		$ 98,070,576

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2000	Six months ended October 31, 1999	Year ended April 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 1,337,360	$ 455,890	$ 3,353,386
Net realized gain (loss)	78,302,468	56,445,085	(95,016,980)
Change in net unrealized appreciation (depreciation)	18,430,748	(37,100,153)	(95,805,403)
Net increase (decrease) in net assets resulting from operations	98,070,576	19,800,822	(187,468,997)
Distributions to shareholders
From net investment income	(767,622)	(2,935,264)	(1,778,107)
From net realized gain	-	-	(30,938,619)
Total distributions	(767,622)	(2,935,264)	(32,716,726)
Share transactions Net proceeds from sales of shares	245,255,488	64,140,263	332,647,409
Reinvestment of distributions	750,509	2,869,601	32,481,558
Cost of shares redeemed	(219,307,706)	(119,146,239)	(473,182,473)
Net increase (decrease) in net assets resulting from share transactions	26,698,291	(52,136,375)	(108,053,506)
Redemption fees	778,693	150,786	718,292
Total increase (decrease) in net assets	124,779,938	(35,120,031)	(327,520,937)
Net Assets
Beginning of period	555,931,029	591,051,060	918,571,997
End of period (including undistributed net investment income of $74,461, $480,924 and $3,718,168, respectively)	$ 680,710,967	$ 555,931,029	$ 591,051,060
Other Information Shares
Sold	14,496,901	4,525,388	24,088,575
Issued in reinvestment of distributions	49,213	204,096	1,980,592
Redeemed	(13,240,002)	(8,438,204)	(34,043,312)
Net increase (decrease)	1,306,112	(3,708,720)	(7,974,145)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2000	1999 F	1999 G	1998 G	1997 G	1996 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.24	$ 13.83	$ 18.11	$ 13.06	$ 13.89	$ 10.93
Income from Invest- ment Operations
Net investment income	.03 D	.01 D	.07 D	.10 D	.06 D	.07
Net realized and unrealized gain (loss)	2.60	.47	(3.71)	6.20	(.39)	3.74
Total from investment operations	2.63	.48	(3.64)	6.30	(.33)	3.81
Less Distributions
From net investment income	(.02)	(.07)	(.04)	(.13)	(.01)	(.08)
From net realized gain	-	-	(.61)	(1.14)	(.51)	(.77)
Total distributions	(.02)	(.07)	(.65)	(1.27)	(.52)	(.85)
Redemption fees added to paid in capital	.02	-	.01	.02	.02	-
Net asset value, end of period	$ 16.87	$ 14.24	$ 13.83	$ 18.11	$ 13.06	$ 13.89
Total Return B, C	18.62%	3.48%	(20.61)%	50.21%	(2.38)%	35.72%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 680,711	$ 555,931	$ 591,051	$ 918,572	$ 450,666	$ 554,573
Ratio of expenses to average net assets	.88%	.86% A	.89%	1.01%	.95%	1.01%
Ratio of expenses to average net assets after expense reductions	.84% E	.82% A, E	.85% E	.97% E	.90% E	.99% E
Ratio of net invest- ment income to average net assets	.20%	.15% A	.48%	.63%	.41%	.39%
Portfolio turnover rate	159%	173% A	96%	88%	176%	192%

A Annualized.

B Total returns do not include the former one time sales charge and for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

F Six months ended October 31.

G Year ended April 30.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity Small Cap Selector (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC),

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Joint Trading Account - continued

the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contract are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $953,819,581 and $985,866,847, respectively.

The market value of futures contracts opened and closed during the period amounted to $22,146,986 and $20,675,139, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is 0.35%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .52% of average net assets after the performance adjustment.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .29% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $51,791 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $20,726,038. The fund received cash collateral of $20,096,732 which was invested in cash equivalents.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $200,272 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2,814, and $47,270, respectively, under these arrangements.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Capital Trust and Shareholders
of Fidelity Small Cap Selector:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Selector, (the fund), a fund of Fidelity Capital Trust (the Trust), including the portfolio of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the three years in the period then ended, and the financial highlights for each of the six years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Selector as of October 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respected stated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

The Board of Trustees of Fidelity Small Cap Selector voted to pay on December 11, 2000, to shareholders of record at the opening of business on December 8, 2000, a distribution of $.74 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.03 per share from net investment income.

A total of 67% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Tim Krochuk, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund ®

Contrafund ® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Growth Company Fund

Large Cap Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund ®

OTC Portfolio

Retirement Growth Fund

Small Cap Selector

Small Cap Stock Fund

Stock Selector

Tax Managed Stock Fund

TechnoQuant® Growth Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SCS-ANN-1200 118955
1.703160.103

Fidelity®

TechnoQuant® Growth

Fund

Annual Report

October 31, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	19	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	23	Notes to the financial statements.
Report of Independent Accountants	28	The auditors' opinion.
Distributions	29

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

A sixth-straight year of double-digit positive returns for the Dow Jones Industrial Average, NASDAQ and S&P 500® could be in jeopardy unless the U.S. stock market shows marked improvement in the final two months of 2000. Through October, all three indexes had negative year-to-date returns. On the other hand, most fixed-income sectors were solidly in the black. Treasuries and other long-term government securities led the way, returning nearly 14%.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The fund's 3% sales charge was eliminated on January 31, 2000.

Cumulative Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity TechnoQuant Growth	18.54%	95.06%
S&P 500 ®	6.09%	107.55%
Capital Appreciation Funds Average	21.82%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 12, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 303 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended October 31, 2000	Past 1 year	Life of fund
Fidelity TechnoQuant Growth	18.54%	18.33%
S&P 500	6.09%	20.19%
Capital Appreciation Funds Average	21.82%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity TechnoQuant Growth Fund on November 12, 1996, when the fund started. As the chart shows, by October 31, 2000, the value of the investment would have grown to $19,506 - a 95.06% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,755 - a 107.55% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of October 31, 2000, the one year cumulative and average annual total returns for the multi-cap core funds average was 14.61%. The one year cumulative and average annual total returns for the multi-cap supergroup average was 19.65%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The U.S. equity markets went from hot to cold during the 12-month period that ended October 31, 2000. At the period's onset, strong enthusiasm for technology and telecommunication stocks lifted the performance of those and other stocks related to the so-called "new economy." In March and April, a sharp correction in those sectors nudged investors toward more traditional industries, such as pharmaceuticals and financials. However, the broadening of the market was brief. In May, the Federal Reserve Board raised key interest rates to their highest levels in nine years in a move designed to prevent inflation. It was the Fed's fourth consecutive rate hike during the period. Higher rates, coupled with the highest oil prices in a decade and the declining value of the euro, collectively exacted a toll on corporate profits. This slowdown was particularly evident in the third quarter, as many companies revised earnings on the downside. The emergence of these factors during the past six months hampered the one-year returns of the major U.S. equity indices. The NASDAQ Composite Index ended the 12-month period with a 13.81% gain. Small-cap stocks, as represented by the Russell 2000® Index, returned 17.41%. The Standard & Poor's 500SM Index, an index of 500 larger companies, advanced 6.09%. Investors were less enamored with blue-chip industrial stocks, as the Dow Jones Industrial Average rose 3.82%.

(Portfolio Manager photograph)
An interview with Tim Krochuk, Portfolio Manager of Fidelity TechnoQuant Growth Fund

Q. How did the fund perform, Tim?

A. For the 12 months that ended October 31, 2000, the fund returned 18.54%, while the Standard & Poor's 500 Index returned 6.09%. The capital appreciation funds average tracked by Lipper Inc. returned 21.82% for the same time period.

Q. Why did the fund outperform the S&P 500 yet trail its peer group during the period?

A. The fund outperformed the S&P 500 by having a higher concentration in certain sectors such as technology and biotechnology, that experienced positive macro trends and strong upward momentum during much of the year. Conversely, the fund underperformed its peer group by being relatively less concentrated than a number of its competitors that maintained larger sector bets. As has happened in the past, my models suggested a portfolio that was less diversified than the index, but more diversified than the peer group.

Q. What drove your quantitative models during the past year?

A. Because market volatility was above average, with sectors rotating in and out of favor frequently, my models emphasized technical data such as money flows, price and trading volume. When trading activity is heavy, using daily technical data can mathematically mimic the "mind" of the market. For example, year to date retail investors have accounted for 66% of all NASDAQ market trades. These same investors held the largest of the NASDAQ stocks for less than 30 days in 1999. The relative infrequency of fundamental data, such as earnings, suggested that these traders might be basing investment decisions on price changes and other technical data. My models used this data to emphasize momentum factors that reflect actual market trends, such as shifting sector preferences. In response, I made some strategic moves in and out and back into certain volatile sectors, such as technology, locking in gains during periods of strength and avoiding losses during periods of disfavor.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Which holdings benefited the fund's performance?

A. The technology sector generated some of the portfolio's best gains. Rambus, Cisco and Flextronics all performed well, benefiting from favorable macro trends as well as from attractive technical characteristics, particularly when smaller-cap Internet stocks fell out of favor. Biotechnology stocks, such as Vertex Pharmaceuticals, also performed well as the sector gained favor. Positive technicals reflected growing excitement surrounding this industry and its potential, as technology advances have helped biotech companies better manage patient trials from both cost and learning perspectives.

Q. Were there any disappointments?

A. Some technology stocks also detracted from performance. For example, investments in Oracle and Nortel were poorly timed. Although they performed well during part of the past year, the portfolio gave up gains during out-of-favor periods, suggesting that the market is becoming much more stock-driven - investors are learning that they need to pick the right stock, not just any stock - in a hot industry sector. Microsoft also held back returns. Although I underweighted the stock relative to the S&P, its large representation in the index translated into a sizable position in the fund. Despite generally positive technical and fundamental characteristics, Microsoft's stock fell dramatically in response to a negative antitrust decision in the spring. Investments in defensive stocks such as Procter & Gamble, Coors, Quaker Oats and Bristol-Myers Squibb also were disappointing from time to time during the past year. I have since sold most of these stocks.

Q. What's your outlook for the coming months?

A. I generally believe that the market currently is oversold, with investors selling stocks based on arguments unrelated to the economic and investment environment. As we look ahead, my models are suggesting a stronger market tone, particularly in the mid-cap sector, where money flows are positive, fundamentals are strong and primarily domestic businesses are unaffected by the euro's weakness overseas. As a result, I anticipate moving down toward the mid-range of the S&P market cap and moderately reducing the portfolio's exposure to defensive stocks. Of course, the outcome of the presidential election is a wild card that may have an immediate technical impact that could be felt for months to come, and I will be watching that data closely.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Talk: The Manager's Overview - continued

Fund Facts

Goal: long-term capital appreciation by investing primarily in common stocks, using a quantitative approach that emphasizes technical factors

Fund number: 333

Trading symbol: FTQGX

Start date: November 12, 1996

Size: as of October 31, 2000, more than $72 million

Manager: Tim Krochuk, since inception; manager, Fidelity Advisor TechnoQuant Growth Fund, since 1996; manager, Fidelity Small Cap Selector Fund, since 2000; quantitative analyst, 1994-1996; equity research associate, 1992-1994; joined Fidelity in 1992

3

Tim Krochuk on the role of the computer in quantitative investing:

"When I'm asked to explain what quantitative investing is all about, I like to point out that almost every modern industry today uses computers to work better and smarter. So, it stands to reason that financial managers could use computers to try to maximize goal-appropriate, risk-adjusted returns. This is the cornerstone of quantitative investing. As quantitative managers, or ´quants,' we look at the same fundamental and technical data investors have been using for decades - we simply add the computer to the process in order to identify patterns and interrelationships that are invisible to the naked eye. Quite simply, we are using the computer to try to do things better and faster than we could before.

"However, it is important to note that the results of the computer models do not get sent directly to the trading floor. The models' results are reviewed for suitability and consistency by the portfolio manager and are always double-checked for accuracy. Also, while the computer is great with quantitative data, qualitative data can pose problems. In such instances, it's nice to have Fidelity's vast network of fundamental analysts to provide additional input."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.2	4.2
Microsoft Corp.	2.6	2.8
Citigroup, Inc.	2.6	2.3
Exxon Mobil Corp.	2.5	2.3
Intel Corp.	1.9	2.9
EMC Corp.	1.9	0.9
Flextronics International Ltd.	1.6	1.2
Anadarko Petroleum Corp.	1.5	0.0
Wal-Mart Stores, Inc.	1.5	1.9
Corning, Inc.	1.4	1.1
	21.7	19.6
Top Five Market Sectors as of October 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	27.3	34.2
Health	14.6	8.4
Energy	10.4	9.4
Finance	9.5	7.1
Utilities	8.5	5.5
Asset Allocation (% of fund's net assets)
As of October 31, 2000 *		As of April 30, 2000 **
	Stocks 96.3%		Stocks 94.5%
	Short-Term Investments and Net Other Assets 3.7%		Short-Term Investments and Net Other Assets 5.5%
* Foreign investments	4.7%	** Foreign investments	5.3%

Annual Report

Investments October 31, 2000

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.2%
Boeing Co.	5,300	$ 359,406
Lockheed Martin Corp.	14,500	519,825
TOTAL AEROSPACE & DEFENSE		879,231
BASIC INDUSTRIES - 2.8%
Chemicals & Plastics - 1.1%
E.I. du Pont de Nemours and Co.	14,100	639,788
Praxair, Inc.	4,800	178,800
		818,588
Metals & Mining - 0.8%
Alcoa, Inc.	12,000	344,250
Phelps Dodge Corp.	4,200	196,350
		540,600
Paper & Forest Products - 0.9%
Kimberly-Clark Corp.	7,100	468,600
Weyerhaeuser Co.	3,800	178,363
		646,963
TOTAL BASIC INDUSTRIES		2,006,151
CONSTRUCTION & REAL ESTATE - 0.2%
Real Estate Investment Trusts - 0.2%
Brandywine Realty Trust	7,000	133,875
DURABLES - 0.9%
Autos, Tires, & Accessories - 0.4%
AutoZone, Inc. (a)	6,800	182,325
General Motors Corp.	1,700	105,613
		287,938
Consumer Durables - 0.5%
Minnesota Mining & Manufacturing Co.	4,000	386,500
TOTAL DURABLES		674,438
ENERGY - 10.4%
Energy Services - 2.1%
Baker Hughes, Inc.	10,600	364,375
ENSCO International, Inc.	8,700	289,275
Halliburton Co.	5,700	211,256
Schlumberger Ltd. (NY Shares)	3,900	296,888
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Services - continued
Tidewater, Inc.	6,500	$ 300,219
Transocean Sedco Forex, Inc.	755	40,015
		1,502,028
Oil & Gas - 8.3%
Amerada Hess Corp.	8,000	496,000
Anadarko Petroleum Corp.	16,748	1,072,709
Apache Corp.	11,000	608,438
Burlington Resources, Inc.	4,300	154,800
Chevron Corp.	4,100	336,713
EOG Resources, Inc.	4,300	169,313
Exxon Mobil Corp.	20,300	1,810,506
Kerr-McGee Corp.	4,000	261,250
Texaco, Inc.	4,100	242,156
The Coastal Corp.	4,000	301,750
Tosco Corp.	12,100	346,363
USX - Marathon Group	7,400	201,188
		6,001,186
TOTAL ENERGY		7,503,214
FINANCE - 9.5%
Banks - 3.2%
Bank of America Corp.	9,500	456,594
Chase Manhattan Corp.	6,900	313,950
First Union Corp.	5,668	171,811
Firstar Corp.	14,800	291,375
J.P. Morgan & Co., Inc.	1,000	165,500
Northern Trust Corp.	6,400	546,400
SunTrust Banks, Inc.	3,100	151,319
Wells Fargo & Co.	4,500	208,406
		2,305,355
Credit & Other Finance - 3.6%
American Express Co.	6,600	396,000
Citigroup, Inc.	35,333	1,859,399
MBNA Corp.	8,800	330,550
		2,585,949
Federal Sponsored Credit - 0.6%
Fannie Mae	5,400	415,800
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Insurance - 0.5%
Jefferson-Pilot Corp.	2,700	$ 185,625
LandAmerica Financial Group, Inc.	6,800	200,600
		386,225
Securities Industry - 1.6%
Charles Schwab Corp.	10,900	382,863
DLJdirect, Inc. (a)	35,100	177,694
Legg Mason, Inc.	3,200	166,200
Morgan Stanley Dean Witter & Co.	6,000	481,875
		1,208,632
TOTAL FINANCE		6,901,961
HEALTH - 14.6%
Drugs & Pharmaceuticals - 9.9%
Advanced Magnetics, Inc. (a)	21,100	63,300
Allergan, Inc.	4,400	369,875
Amgen, Inc. (a)	10,100	585,169
Barr Laboratories, Inc. (a)	2,500	157,813
Bristol-Myers Squibb Co.	10,800	658,125
Eli Lilly & Co.	2,200	196,625
Genentech, Inc. (a)	2,600	214,500
IDEC Pharmaceuticals Corp. (a)	3,500	686,438
Immunex Corp. (a)	9,300	395,831
IVAX Corp. (a)	13,950	606,825
King Pharmaceuticals, Inc. (a)	5,737	257,089
Merck & Co., Inc.	4,600	413,713
Millennium Pharmaceuticals, Inc. (a)	4,200	304,763
Miravant Medical Technologies (a)	8,200	124,025
Pfizer, Inc.	16,275	702,877
Protein Design Labs, Inc. (a)	3,400	459,266
QIAGEN NV (a)	4,400	189,750
Regeneron Pharmaceuticals, Inc. (a)	6,400	171,200
Vertex Pharmaceuticals, Inc. (a)	6,800	633,144
		7,190,328
Medical Equipment & Supplies - 2.8%
Biomet, Inc.	10,800	390,825
Johnson & Johnson	10,300	948,888
Medtronic, Inc.	9,800	532,263
Resmed, Inc. (a)	6,600	168,300
		2,040,276
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Facilities Management - 1.9%
HCA - The Healthcare Co.	12,400	$ 495,225
HEALTHSOUTH Corp. (a)	32,000	384,000
Lifepoint Hospitals, Inc. (a)	7,200	279,000
Triad Hospitals, Inc. (a)	6,600	183,150
		1,341,375
TOTAL HEALTH		10,571,979
INDUSTRIAL MACHINERY & EQUIPMENT - 6.3%
Electrical Equipment - 4.8%
Excel Technology, Inc. (a)	3,800	95,000
General Electric Co.	55,500	3,042,070
Scientific-Atlanta, Inc.	5,400	369,563
		3,506,633
Industrial Machinery & Equipment - 1.0%
Tyco International Ltd.	12,900	731,269
Pollution Control - 0.5%
Waste Management, Inc.	17,800	356,000
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		4,593,902
MEDIA & LEISURE - 3.4%
Broadcasting - 1.0%
Clear Channel Communications, Inc. (a)	1,598	95,980
Time Warner, Inc.	6,500	493,415
Univision Communications, Inc. Class A (a)	3,800	145,350
		734,745
Entertainment - 1.0%
Walt Disney Co.	20,700	741,319
Leisure Durables & Toys - 0.3%
Callaway Golf Co.	13,400	214,400
Lodging & Gaming - 0.2%
Starwood Hotels & Resorts Worldwide, Inc. unit	6,100	180,713
Publishing - 0.3%
Harcourt General, Inc.	3,700	207,385
Restaurants - 0.6%
Starbucks Corp. (a)	9,000	402,188
TOTAL MEDIA & LEISURE		2,480,750
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - 3.0%
Beverages - 0.7%
Anheuser-Busch Companies, Inc.	11,200	$ 512,400
Foods - 0.7%
Sara Lee Corp.	7,400	159,563
Sysco Corp.	7,600	396,625
		556,188
Household Products - 0.3%
Colgate-Palmolive Co.	3,400	199,784
Tobacco - 1.3%
Philip Morris Companies, Inc.	25,300	926,613
TOTAL NONDURABLES		2,194,985
PRECIOUS METALS - 0.3%
Barrick Gold Corp.	13,600	180,887
RETAIL & WHOLESALE - 4.4%
Apparel Stores - 0.3%
The Limited, Inc.	7,000	176,750
General Merchandise Stores - 1.7%
Consolidated Stores Corp. (a)	15,700	186,438
Wal-Mart Stores, Inc.	23,600	1,070,850
		1,257,288
Grocery Stores - 1.1%
Kroger Co. (a)	8,400	189,525
Safeway, Inc. (a)	11,300	617,969
		807,494
Retail & Wholesale, Miscellaneous - 1.3%
Best Buy Co., Inc. (a)	4,200	210,788
Home Depot, Inc.	14,600	627,800
Staples, Inc. (a)	6,300	89,775
		928,363
TOTAL RETAIL & WHOLESALE		3,169,895
SERVICES - 1.3%
Advertising - 0.9%
Omnicom Group, Inc.	3,100	285,975
TMP Worldwide, Inc. (a)	5,000	348,047
		634,022
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - continued
Leasing & Rental - 0.4%
Ryder System, Inc.	16,800	$ 331,800
TOTAL SERVICES		965,822
TECHNOLOGY - 27.3%
Communications Equipment - 3.8%
Cabletron Systems, Inc. (a)	4,000	108,500
Cisco Systems, Inc. (a)	18,604	1,002,291
Corning, Inc.	13,200	1,009,800
Nortel Networks Corp.	14,700	668,850
		2,789,441
Computer Services & Software - 5.1%
CyberOptics Corp. (a)	6,600	155,100
Microsoft Corp. (a)	27,100	1,866,513
Oracle Corp. (a)	29,200	963,600
Rational Software Corp. (a)	7,400	441,688
StorageNetworks, Inc.	1,400	88,813
TIBCO Software, Inc. (a)	2,300	144,900
		3,660,614
Computers & Office Equipment - 6.8%
Compaq Computer Corp.	23,900	726,799
EMC Corp. (a)	15,300	1,362,656
Hewlett-Packard Co.	2,600	120,738
International Business Machines Corp.	9,300	916,050
Juniper Networks, Inc. (a)	3,200	624,000
SanDisk Corp. (a)	4,900	263,298
Sun Microsystems, Inc. (a)	8,300	920,263
		4,933,804
Electronic Instruments - 0.6%
KLA-Tencor Corp. (a)	3,200	108,200
Nanometrics, Inc. (a)	2,100	48,300
Novellus Systems, Inc. (a)	6,600	270,188
		426,688
Electronics - 11.0%
Altera Corp. (a)	10,600	433,938
Analog Devices, Inc. (a)	2,400	156,000
Applied Micro Circuits Corp. (a)	8,200	626,788
AVX Corp.	8,000	229,000
Broadcom Corp. Class A (a)	2,800	622,650
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
Celestica, Inc. (sub. vtg.) (a)	10,100	$ 721,760
Conexant Systems, Inc. (a)	5,100	134,194
Cree, Inc. (a)	1,700	168,725
Flextronics International Ltd. (a)	30,200	1,147,600
Intel Corp.	31,400	1,413,000
Linear Technology Corp.	2,200	142,038
Micron Technology, Inc. (a)	8,700	302,325
Motorola, Inc.	17,220	429,424
RF Micro Devices, Inc. (a)	6,600	131,588
Solectron Corp. (a)	7,200	316,800
Texas Instruments, Inc.	8,600	421,938
Viasystems Group, Inc.	10,800	153,225
Vishay Intertechnology, Inc. (a)	7,725	231,750
Vitesse Semiconductor Corp. (a)	2,600	181,838
		7,964,581
TOTAL TECHNOLOGY		19,775,128
TRANSPORTATION - 2.2%
Air Transportation - 1.2%
Delta Air Lines, Inc.	4,000	189,000
SkyWest, Inc.	5,700	287,850
Southwest Airlines Co.	6,200	176,700
UAL Corp.	4,900	185,894
		839,444
Railroads - 0.0%
Burlington Northern Santa Fe Corp.	700	18,594
Union Pacific Corp.	200	9,375
		27,969
Trucking & Freight - 1.0%
FedEx Corp. (a)	7,500	351,450
United Parcel Service, Inc. Class B	4,300	261,225
Yellow Corp. (a)	5,900	106,200
		718,875
TOTAL TRANSPORTATION		1,586,288
UTILITIES - 8.5%
Cellular - 0.2%
QUALCOMM, Inc. (a)	2,300	149,752
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utility - 5.1%
AES Corp. (a)	3,800	$ 214,700
Ameren Corp.	5,400	214,650
American Electric Power Co., Inc.	5,800	240,700
Consolidated Edison, Inc.	4,100	144,269
Dominion Resources, Inc.	2,900	172,731
Duke Energy Corp.	8,800	760,650
Entergy Corp.	5,700	218,381
Pinnacle West Capital Corp.	5,200	225,875
PPL Corp.	10,400	428,350
Reliant Energy, Inc.	3,900	161,119
Southern Co.	7,900	232,063
UIL Holdings Corp.	4,300	201,294
Unisource Energy Corp.	9,200	137,425
XCEL Energy, Inc.	14,700	375,769
		3,727,976
Gas - 1.2%
Enron Corp.	4,300	352,869
Questar Corp.	5,400	146,138
Southwestern Energy Co.	28,500	228,000
Williams Companies, Inc.	3,800	158,888
		885,895
Telephone Services - 2.0%
AT&T Corp.	17,700	410,419
BellSouth Corp.	7,000	338,188
Global Crossing Ltd. (a)	6,900	163,013
SBC Communications, Inc.	8,900	513,419
		1,425,039
TOTAL UTILITIES		6,188,662
TOTAL COMMON STOCKS (Cost $57,816,156)		69,807,168
Cash Equivalents - 5.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.61% (b)	3,470,618	$ 3,470,618
Fidelity Securities Lending Cash Central Fund, 6.66% (b)	352,900	352,900
TOTAL CASH EQUIVALENTS (Cost $3,823,518)		3,823,518
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $61,639,674)		73,630,686
NET OTHER ASSETS - (1.6)%		(1,164,645)
NET ASSETS - 100%		$ 72,466,041
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At October 31, 2000, the aggregate
cost of investment securities for income tax purposes was $61,894,511. Net unrealized appreciation aggregated $11,736,175, of which $15,251,898 related to appreciated investment securities and $3,515,723 related to depreciated investment securities.

The fund hereby designates approximately $2,769,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2000
Assets
Investment in securities, at value (cost $61,639,674) - See accompanying schedule		$ 73,630,686
Receivable for investments sold		288,476
Receivable for fund shares sold		54,735
Dividends receivable		15,312
Interest receivable		22,022
Redemption fees receivable		149
Other receivables		13,233
Total assets		74,024,613
Liabilities
Payable for investments purchased	$ 1,073,165
Payable for fund shares redeemed	66,108
Accrued management fee	25,201
Other payables and accrued expenses	41,198
Collateral on securities loaned, at value	352,900
Total liabilities		1,558,572
Net Assets		$ 72,466,041
Net Assets consist of:
Paid in capital		$ 53,692,422
Undistributed net investment income		22,521
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,760,086
Net unrealized appreciation (depreciation) on investments		11,991,012
Net Assets, for 4,552,115 shares outstanding		$ 72,466,041
Net Asset Value, offering price and redemption price per share ($72,466,041 ÷ 4,552,115 shares)		$15.92

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2000
Investment Income Dividends		$ 530,489
Interest		205,162
Security lending		5,989
Total income		741,640
Expenses
Management fee Basic fee	$ 380,608
Performance adjustment	(14,953)
Transfer agent fees	184,608
Accounting and security lending fees	60,571
Non-interested trustees' compensation	204
Custodian fees and expenses	9,650
Registration fees	27,168
Audit	27,703
Legal	836
Reports to shareholders	8,595
Miscellaneous	140
Total expenses before reductions	685,130
Expense reductions	(7,193)	677,937
Net investment income		63,703
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	6,979,584
Foreign currency transactions	969
Futures contracts	(96,239)	6,884,314
Change in net unrealized appreciation (depreciation) on investment securities		2,357,435
Net gain (loss)		9,241,749
Net increase (decrease) in net assets resulting from operations		$ 9,305,452

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2000	Year ended October 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 63,703	$ 110,205
Net realized gain (loss)	6,884,314	7,901,300
Change in net unrealized appreciation (depreciation)	2,357,435	5,053,117
Net increase (decrease) in net assets resulting from operations	9,305,452	13,064,622
Distributions to shareholders From net investment income	(135,426)	(76,650)
From net realized gain	(6,734,005)	(919,712)
Total distributions	(6,869,431)	(996,362)
Share transactions Net proceeds from sales of shares	32,046,844	9,062,326
Reinvestment of distributions	6,673,904	966,965
Cost of shares redeemed	(18,982,388)	(19,839,456)
Net increase (decrease) in net assets resulting from share transactions	19,738,360	(9,810,165)
Redemption fees	18,927	12,082
Total increase (decrease) in net assets	22,193,308	2,270,177
Net Assets
Beginning of period	50,272,733	48,002,556
End of period (including undistributed net investment income of $22,521 and $110,107, respectively)	$ 72,466,041	$ 50,272,733
Other Information Shares
Sold	1,998,238	635,560
Issued in reinvestment of distributions	457,742	76,682
Redeemed	(1,188,846)	(1,416,006)
Net increase (decrease)	1,267,134	(703,764)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.30	$ 12.03	$ 12.62	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	.03	.04	(.04)
Net realized and unrealized gain (loss)	2.63	3.50	(.03)	2.64
Total from investment operations	2.65	3.53	.01	2.60
Less Distributions
From net investment income	(.04)	(.02)	-	-
From net realized gain	(1.99)	(.24)	(.61)	-
Total distributions	(2.03)	(.26)	(.61)	-
Redemption fees added to paid in capital	.00	.00	.01	.02
Net asset value, end of period	$ 15.92	$ 15.30	$ 12.03	$ 12.62
Total Return B, C	18.54%	29.80%	.45%	26.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 72,466	$ 50,273	$ 48,003	$ 92,733
Ratio of expenses to average net assets	1.03%	.89%	.91%	1.24% A
Ratio of expenses to average net assets after expense reductions	1.02% F	.86% F	.88% F	1.24% A
Ratio of net investment income (loss) to average net assets	.10%	.22%	.35%	(.35)% A
Portfolio turnover rate	94%	128%	334%	296% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the former one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 12, 1996 (commencement of operations) to October 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2000

1. Significant Accounting Policies.

Fidelity TechnoQuant Growth Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes - continued

that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. Redemptions on or prior to January 31, 2000 of shares held less than 90 days were subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Foreign Currency Contracts - continued

the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $70,767,415 and $58,427,061, respectively.

The market value of futures contracts opened and closed during the period amounted to $3,044,587 and $2,948,348, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .55% of average net assets after the performance adjustment.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Sales Load. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $18,054 on sales of shares of the fund all of which was retained. Effective January 31, 2000, the fund's 3% sales charge was eliminated.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .28% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $4,437 for the period.

Annual Report

Notes to Financial Statements - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $341,363. The fund received cash collateral of $352,900 which was invested in cash equivalents.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $4,716 under this arrangement.

In addition, through an arrangement with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $2,477 under this arrangement.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity TechnoQuant Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity TechnoQuant Growth Fund (a fund of Fidelity Capital Trust) at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity TechnoQuant Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 8, 2000

Annual Report

Distributions

The Board of Trustees of Fidelity TechnoQuant Growth Fund voted to pay on December 11, 2000, to shareholders of record at the opening of business on December 8, 2000, a distribution of $1.25 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.02 per share from net investment income.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 9% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)
Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research
Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Tim Krochuk, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

The Chase Manhattan Bank
New York, NY

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund ®

Contrafund ® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Growth Company Fund

Large Cap Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Retirement Growth Fund

Small Cap Selector

Small Cap Stock Fund

Stock Selector

Tax Managed Stock Fund

TechnoQuant® Growth Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

TQG-ANN-1200 118958
1.538682.103